Exhibit (c)(4)

Restaurant Market Update – December 10, 2009

Restaurant Environment Update

Weak revenue/same-store sales trends have spread throughout the industry

All segments, including the once-resilient QSR/Fast-Casual segments, posted negative same-store sales in Q3

McDonald’s, which saw strong same-store sales results in Q3, posted consecutive declines in October and November, despite being buoyed by the softening dollar

Limited visibility to near term based upon economic data

Commodities and cost-cuts have provided margin relief

Internal cost-cutting/“belt tightening” has allowed for improved profitability

However, mixed results in Q3 suggest that some companies are reaching their cost-cutting limit

Restaurant stocks have rebounded strongly in 2009, but given ground recently

Continued unemployment levels and sales declines have led to concerns that restaurant stocks may have been “overdone” in the 2009 surge

Top-line needs to improve from here

Expectations for 2010 are cloudy

Sales improvement will likely lag economic recovery

Stocks may move “sideways,” as has occurred thus far in Q4

DISCUSSION MATERIALS 1

COWEN AND COMPANY

# Restaurant Stock Performance

- Stock performance in 2009 has snapped back from the very depressed levels at which many stocks were trading at the end of 2008, but has stagnated in recent months

**2008 Restaurant Stock Performance**

| Company Name | Price 12/31/08 | 2008 % Change |
|---|---|---|
| Panera Bread | $52.24 | 45.8% |
| Buffalo Wild Wings | 25.65 | 10.5% |
| McDonald's | 62.19 | 5.6% |
| Darden | 28.18 | 1.7% |
| CEC Entertainment | 24.25 | (6.6%) |
| P.F. Chang's | 20.94 | (8.3%) |
| Jack In The Box | 22.09 | (14.3%) |
| Burger King | 23.88 | (16.2%) |
| Yum Brands | 31.50 | (17.7%) |
| Papa John's | 18.43 | (18.8%) |
| Peets Coffee & Tea | 23.25 | (20.0%) |
| Tim Hortons | 28.84 | (21.9%) |
| Bob Evans | 20.43 | (24.1%) |
| Texas Roadhouse | 7.75 | (29.9%) |
| California Pizza Kitchen | 10.72 | (31.1%) |
| BJ's Restaurants | 10.77 | (33.8%) |
| CKE Restaurants | 8.68 | (34.2%) |
| CBRL Group | 20.59 | (36.4%) |
| Landry's Restaurants | 11.60 | (41.1%) |
| Wendy's | 4.94 | (42.3%) |
| Sonic | 12.17 | (44.4%) |
| Steak N Shake | 5.95 | (45.4%) |
| Brinker | 10.54 | (46.1%) |
| Krispy Kreme | 1.68 | (46.8%) |
| Denny's Corp. | 1.99 | (46.9%) |
| Red Robin Gourmet Burgers | 16.83 | (47.4%) |
| Starbucks | 9.46 | (53.8%) |
| **Rubio's Restaurants** | **3.57** | **(56.8%)** |
| Cheesecake Factory | 10.10 | (57.4%) |
| Chipotle Mexican Grill | 61.98 | (57.9%) |
| AFC Enterprises | 4.69 | (58.6%) |
| Luby's | 4.19 | (58.8%) |
| Domino's Pizza | 4.71 | (64.4%) |
| Caribou Coffee | 1.36 | (66.1%) |
| McCormick & Schmick's | 4.02 | (66.3%) |
| Einstein Noah Restaurant Group | 5.75 | (68.3%) |
| DineEquity | 11.56 | (68.4%) |
| Morton's | 2.86 | (69.3%) |
| Carrols Restaurant Group | 2.70 | (71.8%) |
| Famous Dave's | 2.90 | (78.6%) |
| Benihana | 2.10 | (83.5%) |
| Ruby Tuesday | 1.56 | (84.0%) |
| Ruth's Chris | 1.38 | (84.6%) |
| Kona Grill | 2.20 | (84.9%) |
| O'Charley's | 2.00 | (86.6%) |
| Cosi | 0.29 | (87.2%) |
| Jamba Juice | 0.43 | (88.4%) |
| | **Mean** | **(44.8%)** |
| | **Median** | **(46.8%)** |

**2009 YTD Restaurant Stock Performance**

| Company Name | Price 11/5/09 | % Change from 12/31/08 | Price 12/9/09 | % Change from 11/5/09 |
|---|---|---|---|---|
| Landry's Restaurants | $14.65 | 26.3% | $20.85 | 42.3% |
| P.F. Chang's | 31.60 | 50.9% | 35.64 | 12.8% |
| Kona Grill | 3.00 | 36.4% | 3.34 | 11.4% |
| Jamba Juice | 1.60 | 272.1% | 1.77 | 10.6% |
| CBRL Group | 33.82 | 64.3% | 37.26 | 10.2% |
| McCormick & Schmick's | 6.21 | 54.5% | 6.79 | 9.3% |
| Starbucks | 19.70 | 108.2% | 21.30 | 8.1% |
| Denny's Corp. | 2.30 | 15.6% | 2.46 | 7.0% |
| Cheesecake Factory | 18.41 | 82.3% | 19.56 | 6.2% |
| Panera Bread | 61.41 | 17.6% | 63.90 | 4.1% |
| BJ's Restaurants | 17.05 | 58.3% | 17.57 | 3.0% |
| Domino's Pizza | 7.55 | 60.3% | 7.74 | 2.5% |
| CEC Entertainment | 29.59 | 22.0% | 30.25 | 2.2% |
| Burger King | 17.94 | (24.9%) | 18.25 | 1.7% |
| Brinker | 13.54 | 28.5% | 13.76 | 1.6% |
| Ruby Tuesday | 6.61 | 323.7% | 6.70 | 1.4% |
| Tim Hortons | 28.39 | (1.6%) | 28.74 | 1.2% |
| Luby's | 3.56 | (15.0%) | 3.55 | (0.3%) |
| DineEquity | 22.25 | 92.5% | 22.14 | (0.5%) |
| Jack In The Box | 19.03 | (13.9%) | 18.91 | (0.6%) |
| Yum Brands | 34.80 | 10.5% | 34.56 | (0.7%) |
| Chipotle Mexican Grill | 85.86 | 38.5% | 85.16 | (0.8%) |
| **Rubio's Restaurants** | **7.23** | **102.5%** | **7.16** | **(1.0%)** |
| McDonald's | 61.48 | (1.1%) | 60.60 | (1.4%) |
| Sonic | 9.93 | (18.4%) | 9.75 | (1.8%) |
| AFC Enterprises | 8.37 | 78.5% | 8.21 | (1.9%) |
| Bob Evans | 27.38 | 34.0% | 26.74 | (2.3%) |
| Darden | 32.78 | 16.3% | 31.94 | (2.6%) |
| Famous Dave's | 6.22 | 114.5% | 6.03 | (3.1%) |
| Texas Roadhouse | 11.06 | 42.7% | 10.55 | (4.6%) |
| Steak N Shake | 11.93 | 100.5% | 11.33 | (5.0%) |
| Carrols Restaurant Group | 6.93 | 156.7% | 6.55 | (5.5%) |
| Wendy's | 4.31 | (12.8%) | 4.05 | (6.0%) |
| Papa John's | 23.24 | 26.1% | 21.75 | (6.4%) |
| Buffalo Wild Wings | 42.54 | 65.8% | 39.80 | (6.4%) |
| Caribou Coffee | 8.71 | 540.4% | 8.03 | (7.8%) |
| CKE Restaurants | 9.19 | 5.9% | 8.39 | (8.7%) |
| California Pizza Kitchen | 13.84 | 29.1% | 12.62 | (8.8%) |
| Red Robin Gourmet Burgers | 17.69 | 5.1% | 15.69 | (11.3%) |
| Krispy Kreme | 3.44 | 104.8% | 3.03 | (11.9%) |
| Peets Coffee & Tea | 36.60 | 57.4% | 31.58 | (13.7%) |
| O'Charley's | 7.65 | 282.5% | 6.24 | (18.4%) |
| Morton's | 3.45 | 20.6% | 2.69 | (22.0%) |
| Ruth's Chris | 3.10 | 124.6% | 2.37 | (23.5%) |
| Einstein Noah Restaurant Group | 13.31 | 131.5% | 9.01 | (32.3%) |
| Benihana | 4.85 | 131.0% | 3.13 | (35.5%) |
| Cosi | 0.82 | 185.2% | 0.51 | (37.7%) |
| | **Mean** | **77.2%** | | **(3.1%)** |
| | **Median** | **50.9%** | | **(1.4%)** |

DISCUSSION MATERIALS 2

Rubio's FRESH MEXICAN GRILL

Current Sector Valuations

Many sectors have returned to historical valuation ranges

Median Enterprise Value / LTM EBITDA by Restaurant Sector

12.0x 10.0x 8.0x 6.0x 4.0x 2.0x

11.3x

7.6x

7.5x

6.9x

6.1x 5.7x 5.2x

Coffee and Snacks QSR Fast-Casual Family Dining Full Service - Casual Full Service - Specialty Micro Cap

Median 2010E P/E by Restaurant Sector

40.0x 30.0x 20.0x 10.0x 0.0x

22.9x

19.7x

14.8x

13.5x 12.2x 11.2x

10.7x

Coffee and Snacks Fast-Casual Full Service - Specialty Micro Cap QSR Family Dining Full Service - Casual

Note: Multiples as of December 9, 2009.

QSR includes: AFCE, BKC, CKR, DPZ, JBX, MCD, PZZA, SONC, TAST, THI, WEN and YUM.

Fast-Casual includes: BAGL, CMG, COSI, PNRA and RUBO.

Coffee and Snacks includes: CBOU, JMBA, KKD, PEET and SBUX.

Family Dining includes: BOBE, CBRL, DENN, LUB and SNS.

Full Service - Casual includes: BJRI, CHUX, DRI, EAT, LNY, RT, RRGB and TXRH.

Full Service - Specialty includes: BNHNA, BWLD, CAKE, CEC, CPKI, KONA, MSSR, MRT, PFCB and RUTH.

Micro Cap includes: ARKR, BNHNA, CASA, CBOU, COSI, DAVE, JAX, JMBA, KONA, MSSR, MRT, PZZI AND RUTH.

DISCUSSION MATERIALS 3

Restaurant M&A Activity

Restaurant M&A transactions have been limited in number in 2009

Date Ann.

Target

Acquirer

Enterprise Value (a)

EV/LTM

EBITDA

Revenue

11/13/09 Timothy’s Coffee (Retail) Bruegger’s Enterprises NA NA NA

11/03/09 Landry’s Restaurants Fertitta Company 1,116.9 1.0x 5.9x

09/21/09 Granite City Food & Brewery DHW Leasing 78.1 0.8x NM

08/21/09 Stir Crazy FlatTop Grill NA NA NA

08/13/09 Western Sizzlin Steak N Shake 21.9 1.3x NM

07/07/09 SouthEast Waffles Waffle House 36.9 0.6x NA

06/09/09 Church’s Chicken Friedman Fleischer & Lowe 370.0 0.4x 7.1x

03/18/09 Vinny T’s C&T Restaurant Management NA NA NA

01/22/09 Pat & Oscar’s (distressed) Management - John Kaufman and Tim Foley NA NA NA

01/15/09 Shane’s Rib Shack and Planet Smoothie Edmonds Capital NA NA NA

Given the tepid pace of deal activity, the ongoing weak credit markets and weak consumer spending, we expect restaurant M&A to remain weak into early 2010

Much of the anticipated restaurant activity will likely involve distressed situations (Claim Jumper, Uno Restaurants, etc.) and reflect lower valuations and leverage levels

The few deals that have occurred in 2008 and 2009 have shown that multiples have fallen towards pre-credit bubble levels

Average LTM EBITDA Multiple

10.0x 7.5x 5.0x 2.5x 0.0x

8.8x

8.2x 8.2x

7.0x 7.3x

6.8x 6.5x 6.5x

6.3x

5.7x

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD

(a) Represents total consideration including the assumption of liabilities and residual cash (enterprise value) when available.

DISCUSSION MATERIALS 4

COWEN AND COMPANY

# Restaurants — Market Statistics

**Comparable Restaurant Companies** *(US$ in millions, except per share data)*

| Company Name | Price 12/9/2009 | 52 Week Low | 52 Week High | FD Mkt Cap | Enterprise Value [a] | Enterprise Value [a] / LTM Rev | Enterprise Value [a] / LTM EBITDA | PE Ratio [b] 2009E | PE Ratio [b] 2010E | 5-Year SGR [b] | PE % of SGR [b] 2009E | PE % of SGR [b] 2010E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Quick Service Restaurants*** | | | | | | | | | | | | |
| AFC Enterprises | $8.21 | $3.72 | $9.13 | $209.0 | $292.6 | 1.9x | 7.5x | 11.9x | 10.9x | 10.0% | 119.0% | 109.5% |
| Burger King | 18.25 | 15.61 | 24.48 | 2,480.1 | 3,237.4 | 1.3x | 7.6x | 12.5x | 12.2x | 15.0% | 83.3% | 81.1% |
| CKE Restaurants | 8.39 | 5.65 | 11.52 | 463.0 | 772.2 | 0.5x | 4.9x | 10.9x | 9.6x | 14.0% | 77.8% | 68.9% |
| Domino's Pizza | 7.74 | 3.87 | 10.07 | 452.3 | 2,024.5 | 1.5x | 10.0x | 9.2x | 8.1x | 12.0% | 76.8% | 67.9% |
| Jack In The Box | 18.91 | 16.59 | 28.35 | 1,083.4 | 1,455.6 | 0.6x | 5.7x | 8.5x | 9.2x | 12.0% | 70.7% | 76.7% |
| McDonald's | 60.60 | 50.44 | 64.75 | 66,597.8 | 75,479.0 | 3.4x | 9.8x | 15.3x | 13.8x | 10.0% | 152.6% | 137.7% |
| Papa John's | 21.75 | 15.31 | 29.25 | 614.2 | 679.8 | 0.6x | 4.6x | 14.6x | 12.2x | 12.0% | 121.6% | 101.8% |
| Sonic | 9.75 | 6.05 | 12.86 | 595.5 | 1,196.9 | 1.7x | 6.8x | 13.2x | 12.7x | 15.0% | 87.8% | 84.5% |
| Carrols Restaurant Group | 6.55 | 1.85 | 8.18 | 141.4 | 429.3 | 0.5x | 4.8x | 6.2x | 6.2x | 11.0% | 56.7% | 56.2% |
| Tim Hortons | 28.74 | 22.20 | 30.50 | 5,201.9 | 5,387.7 | 2.9x | 11.0x | NA | NA | 12.0% | NM | NA |
| Wendy's/Arby's Group | 4.05 | 3.55 | 5.80 | 1,875.2 | 2,755.9 | 0.8x | 7.8x | NM | 17.6x | 13.0% | NM | 135.5% |
| Yum! Brands | 34.56 | 23.37 | 36.96 | 16,821.1 | 19,690.1 | 1.8x | 9.6x | 16.1x | 14.7x | 12.0% | 134.0% | 122.6% |
| | | | | | Mean | 1.5x | 7.5x | 11.8x | 11.6x | 12.3% | 98.0% | 94.8% |
| | | | | | Median | 1.4x | 7.6x | 12.2x | 12.2x | 12.0% | 85.6% | 84.5% |
| ***Fast-Casual*** | | | | | | | | | | | | |
| Einstein Noah Restaurant Group | $9.01 | $4.15 | $14.44 | $148.0 | $254.0 | 0.6x | 5.7x | 12.5x | 10.0x | 15.0% | 83.4% | 66.7% |
| Chipotle Mexican Grill | 85.16 | 46.46 | 98.66 | 2,738.7 | 2,500.2 | 1.7x | 10.0x | 23.0x | 20.3x | 21.0% | 109.6% | 96.6% |
| Cosi | 0.51 | 0.15 | 1.21 | 20.9 | 16.3 | 0.1x | NM | NM | NM | NA | NM | NA |
| Panera Bread | 63.90 | 42.30 | 65.99 | 2,047.6 | 1,874.4 | 1.4x | 9.2x | 23.7x | 19.7x | 20.0% | 118.3% | 98.3% |
| Rubio's Restaurants | 7.16 | 2.30 | 7.89 | 73.3 | 65.9 | 0.3x | 5.3x | NM | NM | 20.0% | NM | NA |
| | | | | | Mean | 0.8x | 7.6x | 19.7x | 16.6x | 19.0% | 103.8% | 87.2% |
| | | | | | Median | 0.6x | 7.5x | 23.0x | 19.7x | 20.0% | 109.6% | 96.6% |
| ***Coffee and Snacks*** | | | | | | | | | | | | |
| Caribou Coffee | $8.03 | $1.11 | $9.38 | $165.6 | $146.7 | 0.6x | 6.7x | 30.9x | 22.9x | NA | NM | NA |
| Jamba Juice | 1.77 | 0.35 | 2.19 | 93.3 | 64.1 | 0.2x | NM | NM | NM | NA | NM | NA |
| Krispy Kreme | 3.03 | 1.01 | 4.75 | 204.3 | 234.8 | 0.7x | NM | NA | NA | NA | NM | NA |
| Peets Coffee & Tea | 31.58 | 19.29 | 42.20 | 437.3 | 420.4 | 1.4x | 11.3x | 30.1x | 24.9x | 18.0% | 167.1% | 138.1% |
| Starbucks | 21.30 | 8.12 | 22.10 | 16,182.8 | 16,342.3 | 1.7x | 11.4x | 23.2x | 20.3x | 17.0% | 136.2% | 119.6% |
| | | | | | Mean | 0.9x | 9.8x | 28.0x | 22.7x | 17.5% | 151.6% | 128.9% |
| | | | | | Median | 0.7x | 11.3x | 30.1x | 22.9x | 17.5% | 151.6% | 128.9% |

(a) Enterprise Value = Market Value of Equity + Net Debt + Minority Interest.
(b) From Wall Street research.

DISCUSSION MATERIALS 5

Rubio's FRESH MEXICAN GRILL

COWEN AND COMPANY

# Restaurants — Market Statistics *(Cont.)*

**Comparable Restaurant Companies** *(US$ in millions, except per share data)*

| Company Name | Price 12/9/2009 | 52 Week Low | 52 Week High | FD Mkt Cap | Enterprise Value (a) | Enterprise Value (a)/ LTM Rev | Enterprise Value (a)/ LTM EBITDA | PE Ratio (b) 2009E | PE Ratio (b) 2010E | 5-Year SGR (b) | PE % of SGR (b) 2009E | PE % of SGR (b) 2010E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Family Dining*** | | | | | | | | | | | | |
| Bob Evans | $26.74 | $16.14 | $32.84 | $829.4 | $1,058.1 | 0.6x | 8.5x | 11.5x | 11.3x | 9.0% | 128.1% | 125.9% |
| CBRL Group | 37.26 | 15.44 | 38.70 | 867.8 | 1,489.3 | 0.6x | 7.1x | 11.8x | 11.3x | 10.0% | 117.5% | 112.9% |
| Denny's Corp. | 2.46 | 1.15 | 3.10 | 237.6 | 513.4 | 0.8x | 5.7x | 10.7x | 9.5x | 19.0% | 56.3% | 49.8% |
| DineEquity | 22.14 | 5.24 | 34.71 | 390.1 | 2,486.8 | 1.8x | 6.8x | 9.3x | 11.1x | 10.0% | 93.4% | 111.3% |
| Luby's | 3.55 | 3.23 | 5.94 | 101.3 | 100.4 | 0.3x | NM | NA | NA | NA | NA | NA |
| Steak N Shake | 11.33 | 4.92 | 12.40 | 326.5 | 438.8 | 0.7x | NM | NM | NM | NA | NM | NA |
| | | | | | Mean | 0.8x | 7.0x | 10.8x | 10.8x | 12.0% | 98.8% | 100.0% |
| | | | | | Median | 0.7x | 6.9x | 11.1x | 11.2x | 10.0% | 105.5% | 112.1% |
| ***Full Service - Casual Dining*** | | | | | | | | | | | | |
| BJ's Restaurants | $17.57 | $8.76 | $18.27 | $475.7 | $470.0 | 1.1x | 11.0x | 34.5x | 28.3x | 25.0% | 137.8% | 113.4% |
| O'Charley's | 6.24 | 1.78 | 11.41 | 134.5 | 249.2 | 0.3x | 3.8x | 23.1x | 20.8x | 14.0% | 165.1% | 148.6% |
| Darden | 31.94 | 17.55 | 41.21 | 4,637.6 | 6,363.7 | 0.9x | 6.8x | 11.4x | 10.7x | 10.0% | 114.5% | 107.2% |
| Brinker | 13.76 | 7.51 | 20.09 | 1,410.1 | 2,005.1 | 0.6x | 5.2x | 10.1x | 10.4x | 11.0% | 92.0% | 94.6% |
| Landry's Restaurants | 20.85 | 3.60 | 22.19 | 340.4 | 1,218.2 | 1.1x | 6.4x | NM | NM | 12.0% | NM | NA |
| Ruby Tuesday | 6.70 | 0.85 | 9.38 | 432.1 | 798.4 | 0.7x | 5.8x | 10.2x | 9.9x | 10.0% | 101.5% | 98.5% |
| Red Robin Gourmet Burgers | 15.69 | 9.27 | 26.44 | 244.5 | 433.2 | 0.5x | 4.7x | 11.0x | 10.6x | 12.0% | 91.4% | 88.3% |
| Texas Roadhouse | 10.55 | 6.60 | 12.75 | 741.8 | 834.9 | 0.9x | 7.2x | 16.7x | 16.2x | 20.0% | 83.7% | 81.2% |
| | | | | | Mean | 0.8x | 6.4x | 16.7x | 15.3x | 14.3% | 112.3% | 104.5% |
| | | | | | Median | 0.8x | 6.1x | 11.4x | 10.7x | 12.0% | 101.5% | 98.5% |
| ***Full Service - Specialty*** | | | | | | | | | | | | |
| Benihana | $3.13 | $1.56 | $8.38 | $48.2 | $94.2 | 0.3x | 3.8x | 16.5x | 13.6x | 14.0% | 117.7% | 97.2% |
| Buffalo Wild Wings | 39.80 | 21.30 | 44.80 | 721.6 | 669.2 | 1.3x | 8.8x | 23.1x | 19.4x | 23.0% | 100.6% | 84.4% |
| Cheesecake Factory | 19.56 | 6.76 | 21.01 | 1,178.2 | 1,245.9 | 0.8x | 7.6x | 19.6x | 17.8x | 15.0% | 130.4% | 118.5% |
| CEC Entertainment | 30.25 | 19.29 | 34.77 | 693.0 | 1,028.2 | 1.3x | 5.5x | 11.3x | 11.0x | 12.0% | 94.4% | 91.7% |
| California Pizza Kitchen | 12.62 | 8.03 | 17.44 | 305.2 | 327.9 | 0.5x | 5.2x | 16.2x | 14.8x | 12.0% | 134.8% | 123.7% |
| Kona Grill | 3.34 | 1.10 | 4.34 | 30.6 | 29.1 | 0.4x | NM | NM | NM | 23.0% | NM | NA |
| McCormick & Schmick's | 6.79 | 1.46 | 9.45 | 100.6 | 117.1 | 0.3x | 5.1x | NM | 19.4x | 15.0% | NM | 129.3% |
| Morton's | 2.69 | 1.42 | 4.97 | 49.4 | 124.8 | 0.4x | NM | NM | 13.5x | 13.0% | NM | 103.5% |
| P.F. Chang's | 35.64 | 16.51 | 36.98 | 824.7 | 853.2 | 0.7x | 6.4x | 20.5x | 19.8x | 16.0% | 128.0% | 123.8% |
| Ruth's Chris | 2.37 | 0.70 | 4.74 | 57.3 | 203.1 | 0.6x | 5.8x | 6.4x | 6.8x | 12.0% | 53.4% | 56.4% |
| | | | | | Mean | 0.7x | 6.0x | 16.2x | 15.1x | 15.5% | 108.5% | 103.2% |
| | | | | | Median | 0.5x | 5.7x | 16.5x | 14.8x | 14.5% | 117.7% | 103.5% |

(a) Enterprise Value = Market Value of Equity + Net Debt + Minority Interest.
(b) From Wall Street research.

DISCUSSION MATERIALS

6

Rubio's FRESH MEXICAN GRILL

COWEN
AND COMPANY

# Restaurants — Market Statistics *(Cont.)*

**Comparable Restaurant Companies** *(US$ in millions, except per share data)*

| Company Name | Price 12/9/2009 | 52 Week Low | 52 Week High | FD Mkt Cap | Enterprise Value (a) | Enterprise Value (a)/ LTM Rev | Enterprise Value (a)/ LTM EBITDA | PE Ratio (b) 2009E | PE Ratio (b) 2010E | 5-Year SGR (b) | PE % of SGR (b) 2009E | PE % of SGR (b) 2010E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Micro-Cap*** | | | | | | | | | | | | |
| Ark Restaurants | $14.25 | $8.50 | $19.00 | $49.7 | $51.9 | 0.4x | 6.8x | 16.0x | NA | NA | NM | 0.0% |
| Benihana | 3.13 | 1.56 | 8.38 | 48.2 | 94.2 | 0.3x | 3.8x | 16.5x | 13.6x | 14.0% | 117.7% | 97.2% |
| Caribou Coffee | 8.03 | 1.11 | 9.38 | 165.6 | 146.7 | 0.6x | 6.7x | 30.9x | 22.9x | NA | NM | NA |
| Cosi | 0.51 | 0.15 | 1.21 | 20.9 | 16.3 | 0.1x | NM | NM | NM | NA | NM | NA |
| Famous Dave's | 6.03 | 2.00 | 7.25 | 55.8 | 68.5 | 0.5x | 4.7x | 9.1x | 8.5x | 15.0% | 60.9% | 56.6% |
| J. Alexander's | 3.72 | 1.90 | 5.99 | 22.1 | 42.6 | 0.3x | NM | NA | NA | NA | NM | 0.0% |
| Jamba Juice | 1.77 | 0.35 | 2.19 | 93.3 | 64.1 | 0.2x | NM | NM | NM | NA | NM | NA |
| Kona Grill | 3.34 | 1.10 | 4.34 | 30.6 | 29.1 | 0.4x | NM | NM | NM | 23.0% | NM | NA |
| McCormick & Schmick's | 6.79 | 1.46 | 9.45 | 100.6 | 117.1 | 0.3x | 5.1x | NM | 19.4x | 15.0% | NM | 129.3% |
| Mexican Restaurants Inc | 2.34 | 1.48 | 4.54 | 7.7 | 12.7 | 0.2x | 3.0x | NA | NA | NA | NM | 0.0% |
| Morton's | 2.69 | 1.42 | 4.97 | 49.4 | 124.8 | 0.4x | NM | NM | 13.5x | 13.0% | NM | 103.5% |
| Pizza Inn | 1.68 | 0.98 | 2.25 | 13.5 | 14.0 | 0.3x | 5.4x | NA | NA | NA | NM | 0.0% |
| Ruth's Chris | 2.37 | 0.70 | 4.74 | 57.3 | 203.1 | 0.6x | 5.8x | 6.4x | 6.8x | 12.0% | 53.4% | 56.4% |
| | | | | | Mean | 0.4x | 5.2x | 15.8x | 14.1x | 15.3% | 77.3% | 49.2% |
| | | | | | Median | 0.3x | 5.2x | 16.0x | 13.5x | 14.5% | 60.9% | 56.4% |

(a) Enterprise Value = Market Value of Equity + Net Debt + Minority Interest.
(b) From Wall Street research.

DISCUSSION MATERIALS 7
Rubio's FRESH MEXICAN GRILL